Exhibit 10.1

AMENDMENT N° 5

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

PREAMBLE

This Amendment N° 5 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 dated June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 12th day of September, 2011 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the firm fixed price U.S. Dollar portion of the Base Contract Price included [***] for [***] of [***] U.S. Dollars (US$ [***]);

WHEREAS, such [***] included a fixed price component of [***] U.S. Dollars (US$ [***]) and a time and materials portion expected to be [***] U.S. Dollars (US$ [***]);

WHEREAS, if the negotiated price for this [***] was less or more than [***] U.S. Dollars (US$ [***]), the firm fixed price U.S. Dollar portion under the Contract was to be [***];

WHEREAS, Contractor has negotiated a firm fixed price component of [***] U.S. Dollars (US$ [***]) with [***] and a time and materials portion of [***] U.S. Dollars (US$ [***]) with [***], resulting in a lower total price of [***] U.S. Dollars (US$ [***]); a reduction of [***] U.S. Dollars (US$ [***]) (the “Adjustment”); and

WHEREAS, the Parties now desire to amend Article 4.1 of the Contract in accordance with the terms and conditions as specified herein to reflect such negotiated prices for the [***] and [***] and account for the Adjustment;

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2: Article 4.1 of the Contract is amended by deleting such Article in its entirety and inserting in lieu thereof the following:

“The total firm fixed price for the Work to be performed under this Contract shall be Two Billion Two Hundred Twenty-Six Million Three Hundred Nineteen Thousand Seven Hundred Forty-Seven U.S. Dollars (US$ 2,226,319,747), which reflects the negotiated price for the portion of the Work to be performed under the contemplated [***], as implemented pursuant to the below-referenced [***], and incorporates the following modifications:

(a)	a firm fixed price for the [***] of [***] U.S. Dollars (US$ [***]); and

Iridium / Thales Alenia Space Confidential & Proprietary	1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.

THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A

CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION

OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.

(b)	a time and materials price for the [***] estimated to be [***] U.S. Dollars (US$ [***]).

(c)	the Adjustment of [***] U.S. Dollars (US$ [***]).

(d)	Purchaser may implement changes in accordance with Article 15 at no additional cost to Purchaser up to a cumulative amount not to exceed the Adjustment in accordance with Paragraph (e) below.

(e)	If Purchaser uses any portion of the Adjustment to implement a change to the Contract, the U.S. Dollar amount applicable to such change shall be reflected in the corresponding amendment to the Contract.

(f)	Reconciliation of Base Contract Price. If Purchaser does not use the Adjustment or uses only a portion thereof, the Milestone payment for Milestone [***] shall be accordingly reduced pursuant to the terms of this Amendment.”

(g)	If the price set forth in Paragraph (b) above exceeds [***] U.S. Dollars (US$ [***]), Purchaser may use any balance of the Adjustment remaining available at that time to finance such price increase or [***] through [***] at no cost to Contractor. If the balance of the Adjustment remaining available at the time is not sufficient to finance such price increase and/or if Purchaser is unable to [***], the Parties shall negotiate in good faith an amendment to the Contract in order to equitably increase the Base Contract Price. If the price set forth in Paragraph (b) is less than [***] U.S. Dollars (US$ [***]), the Milestone payment for Milestone [***], shall be accordingly reduced.”

Article 7: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 8: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Nathalie Smirnov

S. Scott Smith	Nathalie Smirnov

EVP, Satellite Development & Operations	Vice-President, Telecom Payloads & Systems

Iridium / Thales Alenia Space Confidential & Proprietary	2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.

THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A

CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION

OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION.